SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported).......... April 5, 2002

                            BLACKHAWK BANCORP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


     Wisconsin                         0-18599                   39-1659424
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(State or other jurisdiction   (Commission File Number)    (IRS Employer Number)
 of incorporation)

            400 Broad Street, Beloit, WI                         53511
            ----------------------------                         -----
            (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

Item 5.     Other Events.

Blackhawk Bancorp, Inc. announced the appointment of Todd J. James as Senior Vice President and Chief Financial Officer. Todd is responsible for managing and directing the bank's financial and regulatory reporting, accounting, budgeting, risk management, asset and liability management, the bank's investment portfolio, bank and investment banker relations, and investor records and reporting.

Todd has a Bachelor of Science degree in Accounting from Northeast Missouri State University in Kirksville. He passed his CPA Exam in May 1986. Todd completed the Graduate School of Banking at the University of Wisconsin, Madison in 1998. Todd has previously held banking positions at AmCore that include AVP and Group Auditor, Vice President and Controller, Vice President and Manager and lastly as Senior Vice President and Director of Corporate Administration.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BLACKHAWK BANCORP, INC.

Date:  April 16, 2002                   By: /S/ R. Richard Bastian, III
                                            ---------------------------
                                        R. Richard Bastian, III
                                        CEO, President and
                                        Chief Operating Officer